SUP-0114-0316

AB EXCHANGE RESERVES

Supplement dated March 10, 2016 to the Prospectus and Summary Prospectus (the “Prospectus”) dated August 28, 2015 offering Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of AB Exchange Reserves.

At a Meeting on March 9, 2016, the Board of Directors of AB Exchange Reserves (the “Fund”) approved proposals to change the name of the Fund to AB Government Exchange Reserves and to change certain investment policies of the Fund to convert it to a government money market fund that invests almost all of its assets in U.S. Government securities in accordance with Rule 2a-7 under the Investment Company Act of 1940. U.S. Government securities generally have lower yields than the types of non-government securities in which the Fund has historically invested the bulk of its assets. As part of these changes, the Fund will also reduce its current management fee of 0.25% to an annualized fee of 0.20% of the Fund’s average daily net assets.

As a government money market fund, the Fund will invest at least 99.5% of its total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements that are collateralized fully (i.e., by U.S. Government securities). The Fund will also invest at least 80% of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities.

The proposals were recommended to the Board by the Fund’s investment adviser, AllianceBernstein L.P. in light of recent money market fund reforms, after considering the nature of the Fund’s shareholder base and the desirability of the Fund being able to continue to seek to maintain a stable $1.00 net asset value (“NAV”) as opposed to operating with a “floating” NAV and, among other things, becoming subject to potential redemption fees and limitations on redemptions under certain circumstances.

The changes to the Fund’s name and management fee and changes to the Fund’s investment policies to convert it to a government money market fund do not require stockholder approval. The changes are expected to be effective on or about July 1, 2016.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0114-0316